PHARMAC
Jewel Osco

DICK'S
SPORTING GOODS

WHOLE FOODS MARKET

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended March 31, 2015

www.inlandrealestate.com

ROSS
DRESS FOR LESS

T.J.maxx
HomeGoods

Chipotle
Chipotle
MEXICAN GRILL

Walmart
Neighborhood Market

NORDSTROM rack

BED BATH &
BEYOND

PETSMART
Banfield

STARBUCKS COFFEE
STARBUCKS COFFEE

ULTA

Kroger
Marketplace

2901 Butterfield Road • Oak Brook, Illinois 60523 • Telephone: (877) 206-5656 • Facsimile: (630) 218-7357

Supplemental Financial Information - March 31, 2015

Page	Table of Contents

2	Company Information

3	Other Information

5	Consolidated Balance Sheets

6	Consolidated Statements of Operations

7	Funds From Operations and Other Information

8	Earnings Before Interest Taxes Depreciation and Amortization

9	Same Store Net Operating Income

12	Pro Rata Consolidated Information

13	Selected Financial Ratios and Guidance

14	Summary of Outstanding Debt at March 31, 2015

17	Significant Retail Tenants

19	Portfolio Metrics

20	Lease Expiration Analysis

23	Leasing Activity

24	Leasing Activity - Anchors and Non-Anchors

25	Property Transactions

26	Development Pipeline

27	Unconsolidated Joint Venture Summary

29	Investment Properties

1

Company Information

Inland Real Estate Corporation strives to be a leading owner and operator of high quality, necessity and value based retail centers in prime locations throughout the Central and Southeastern United States. We seek to provide predictable, sustainable cash flows and continually enhance shareholder value through the expert management and strategic improvement of our portfolio of premier retail assets. We have elected to be taxed as a real estate investment trust ("REIT") for federal income tax purposes. As of March 31, 2015, we owned interests in 161 investment properties, including 60 properties owned through our unconsolidated joint ventures.

Corporate Headquarters
2901 Butterfield Road
Oak Brook, IL 60523
www.inlandrealestate.com

Investor Relations/Media Relations	New York Stock Exchange
Dawn Benchelt	Preferred Stock Symbol IRC-PA
Investor Relations Director	Preferred Stock Symbol IRC-PB
(630) 218-7364	Common Stock Symbol IRC
benchelt@inlandrealestate.com

Transfer Agent	Stock Specialist
Computershare Shareholder Services	KCG
P.O. Box 30170	One Liberty Plaza
College Station, TX 77842-3170	165 Broadway, 19th Floor
(800) 368-5948	New York, NY 10008

Analyst Coverage

Bank of America Merrill Lynch	BMO Capital Markets	KeyBanc Capital Markets
Craig Schmidt	Paul E. Adornato	Todd M. Thomas
(646) 855-3640	(212) 885-4170	(917) 368-2286
craig.schmidt@baml.com	paul.adornato@bmo.com	tthomas@key.com

Jane Wong		Grant Keeney
(646) 855-3378		(917) 368-2329
jane.wong1@baml.com		gkeeney@key.com

Raymond James & Associates, Inc.		Wells Fargo Securities, LLC
Paul D. Puryear		Jeffrey J. Donnelly
(727) 567-2253		(617) 603-4207
paul.puryear@raymondjames.com		jeff.donnelly@wellsfargo.com

Tamara Fique
(443) 263-6568
tamara.fique@wellsfargo.com

2

Other Information

All items in the supplemental financial information are in thousands except per share data, square footage data and number of leases. All amounts shown in this report are unaudited.

Caution Regarding Forward Looking Statements
Certain information in this supplemental information may constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that do not reflect historical facts and instead reflect our management's intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as "seek," “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management's intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of our business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. Forward-looking statements are not guarantees of future performance, and investors should not place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the risks listed and described under Item 1A”Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2015, as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC. Except as otherwise required by applicable law, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement in this release to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based.

Funds From Operations ("FFO")
We consider FFO a widely accepted and appropriate measure of performance for a REIT.  FFO provides a supplemental measure to compare our performance and operations to other REITs.  Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated entities in which the REIT holds an interest.  In addition, NAREIT has further clarified the FFO definition to add-back impairment write-downs of depreciable real estate or of investments in unconsolidated entities that are driven by measurable decreases in the fair value of depreciable real estate.  Under U.S. GAAP, impairment charges reduce net income.  While impairment charges are added back in the calculation of FFO, we caution that because impairments to the value of any property are typically based on reductions in estimated future undiscounted cash flows compared to current carrying value, declines in the undiscounted cash flows which led to the impairment charges reflect declines in property operating performance that may be permanent.  We have adopted the NAREIT definition for computing FFO.  Recurring FFO includes adjustments to FFO for the impact of lease termination income, certain gains and non-cash impairment charges of non-depreciable real estate, net of taxes recorded in comparable periods, in order to present the performance of our core portfolio operations.  Management uses the calculation of FFO and Recurring FFO for several reasons.  Recurring FFO per weighted average common share outstanding is used in the employment agreements we have with our executives to determine a portion of incentive compensation payable to them.  Additionally, we use FFO and Recurring FFO to compare our performance to that of other REITs in our peer group.  The calculation of FFO and Recurring FFO may vary from entity to entity because capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO and Recurring FFO whereas items that are expensed reduce FFO and Recurring FFO.  Consequently, our presentation of FFO and Recurring FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO and Recurring FFO do not represent cash flows from operations as defined by U.S. GAAP, are not indicative of cash available to fund cash flow needs and liquidity, including our ability to pay distributions, and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance. The following table reflects our FFO and Recurring FFO for the periods presented, reconciled to net income (loss) attributable to common stockholders for these periods:

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")
EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other REITs.

We believe EBITDA is an important supplemental non-GAAP measure.  We utilize EBITDA to calculate our interest expense coverage ratio, which equals EBITDA divided by total interest expense.  We believe that using EBITDA, which excludes the effect of non-operating expenses and non-cash charges, all of which are based on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of core operating profitability between periods and between REITs, particularly in light of the use of EBITDA by a seemingly large number of REITs in their reports on Forms 10-Q and 10-K.  We believe that investors should consider EBITDA in conjunction with net income and the other required U.S.

3

Other Information

GAAP measures of our performance to improve their understanding of our operating results.  Recurring EBITDA includes adjustments to EBITDA for the impact of lease termination income and non-cash impairment charges in comparable periods in order to present the performance of our core portfolio operations. .

Same Store Net Operating Income ("NOI")
Same store net operating income, which is the net operating income of properties owned during the same periods during each year ("same store" properties), is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, lease termination income, interest, depreciation, amortization and bad debt expense. We provide same store net operating income as another metric to compare the results of property operations for the three months ended March 31, 2015 and 2014. We also provide a reconciliation of these amounts to the most comparable U.S. GAAP measure, net income attributable to common stockholders.

Pro Rata Consolidated Information
These schedules present certain Non-GAAP pro-rata consolidated information as of and for the three months ended March 31, 2015. These schedules are considered Non-GAAP because they include financial information related to consolidated joint ventures with an adjustment for the portion related to noncontrolling interests and unconsolidated joint ventures accounted for under the equity method of accounting. Because we incur expenses to manage properties that are not on our balance sheet, we believe providing this information allows investors to better compare our overall performance, size and operating metrics to those of other REITs in our peer group. The Company believes this Non-GAAP information provides supplementary information that is both useful to and has been requested by investors and analysts. Investors should not consider Non-GAAP information as a substitute for, or as superior to, U.S. GAAP information. Rather, Non-GAAP information may provide useful information in addition to information presented in accordance with U.S. GAAP.

4

Consolidated Balance Sheets

	March 31, 2015	December 31, 2014
Assets:
Investment properties:
Land	$383,005	385,432
Construction in progress	31,900	23,812
Building and improvements	1,117,402	1,110,360
Total Investment Properties	1,532,307	1,519,604
Less accumulated depreciation	338,053	338,141
Net investment properties	1,194,254	1,181,463
Cash and cash equivalents	10,086	18,385
Accounts receivable, net	44,746	38,211
Mortgages receivable	24,750	24,750
Investment in and advances to unconsolidated joint ventures	160,003	170,720
Acquired lease intangibles, net	83,794	85,858
Deferred costs, net	18,673	18,674
Other assets	34,847	34,890
Total assets	$1,571,153	1,572,951

Liabilities:
Accounts payable and accrued expenses	$58,907	56,188
Acquired below market lease intangibles, net	42,269	41,108
Distributions payable	5,433	5,420
Mortgages payable	376,129	384,769
Unsecured credit facilities	455,000	440,000
Other liabilities	22,638	22,290
Total liabilities	960,376	949,775

Stockholders’ Equity:
Preferred stock, $0.01 par value, 12,000 Shares authorized:
8.125% Series A Cumulative Redeemable shares, with a $25.00 per share Liquidation Preference, 4,400 issued and outstanding at March 31, 2015 and December 31, 2014, respectively.	110,000	110,000
6.95% Series B Cumulative Redeemable shares, with a $25.00 per share Liquidation Preference, 4,000 issued and outstanding at March 31, 2015 and December 31, 2014, respectively.	100,000	100,000
Common stock, $0.01 par value, 500,000 shares authorized; 100,423 and 100,151 Shares issued and outstanding at March 31, 2015 and December 31, 2014, respectively	1,004	1,002
Additional paid-in capital (net of offering costs of $78,497 and $78,372 at March 31, 2015 and December 31, 2014, respectively)	877,341	874,154
Accumulated distributions in excess of net income	(471,459)	(456,120)
Accumulated other comprehensive loss	(6,970)	(6,338)
Total stockholders’ equity	609,916	622,698

Noncontrolling interest	861	478
Total equity	610,777	623,176

Total liabilities and equity	$1,571,153	1,572,951

5

Consolidated Statements of Operations and Comprehensive Income

	Three months ended March 31,
	2015	2014
Revenues:
Rental income	$33,955	35,298
Tenant recoveries	16,739	20,043
Other property income	3,639	506
Fee income from unconsolidated joint ventures	1,434	1,259
Total revenues	55,767	57,106

Expenses:
Property operating expenses	8,920	12,374
Real estate tax expense	10,362	10,080
Depreciation and amortization	16,175	19,114
Provision for asset impairment	9,328	—
General and administrative expenses	6,059	6,092
Total expenses	50,844	47,660

Operating income	4,923	9,446
Other income	413	102
Gain on sale of investment properties, net	1,614	12,850
Gain on sale of joint venture interest	109	108
Interest expense	(7,278)	(8,991)
Income (loss) before income tax expense of taxable REIT subsidiaries, equity in earnings of unconsolidated joint ventures and discontinued operations	(219)	13,515

Income tax expense of taxable REIT subsidiaries	(837)	(395)
Equity in earnings of unconsolidated joint ventures	4,089	1,794
Income from continuing operations	3,033	14,914

Income from discontinued operations	—	490
Net income	3,033	15,404

Less: Net (income) loss attributable to the noncontrolling interest	(93)	20
Net income attributable to Inland Real Estate Corporation	2,940	15,424

Dividends on preferred shares	(3,972)	(2,234)
Net income (loss) attributable to common stockholders	$(1,032)	13,190

Basic and diluted earnings attributable to common shares per weighted average common share:

Income (loss) from continuing operations	$(0.01)	0.13

Net income (loss) attributable to common stockholders per weighted average common share — basic and diluted	$(0.01)	0.13

Weighted average number of common shares outstanding — basic	99,932	99,411

Weighted average number of common shares outstanding — diluted	100,376	99,742

Comprehensive income:
Net income (loss) attributable to common stockholders	$(1,032)	13,190
Unrealized loss on derivative instruments	(632)	(500)
Comprehensive income (loss)	$(1,664)	12,690

6

Funds From Operations and Other Information

	Three months ended March 31,
	2015	2014
Net income (loss) attributable to common stockholders	$(1,032)	13,190
Gain on sale of investment properties	(1,434)	(13,343)
Impairment of depreciable operating property	9,328	—
Equity in depreciation and amortization of unconsolidated joint ventures	4,978	4,192
Amortization on in-place lease intangibles	3,810	6,410
Amortization on leasing commissions	489	454
Depreciation, net of noncontrolling interest	11,876	12,250
Funds From Operations attributable to common stockholders	$28,015	23,153

Lease termination income	(2,671)	(4)
Lease termination income included in equity in earnings of unconsolidated joint ventures	(106)	(77)
Recurring Funds From Operations attributable to common stockholders	$25,238	23,072

Net income (loss) attributable to common stockholders per weighted average common share — basic and diluted	$(0.01)	0.13

Funds From Operations attributable to common stockholders, per weighted average common share — basic and diluted	$0.28	0.23

Recurring Funds From Operations attributable to common stockholders, per weighted average common share — basic and diluted	$0.25	0.23

Weighted average number of common shares outstanding — basic	99,932	99,411
Weighted average number of common shares outstanding — diluted	100,376	99,742

Distributions declared, common	$14,307	14,214
Distributions per common share	$0.14	0.14
Distributions / Recurring Funds From Operations Payout Ratio	56.7%	61.6%

Additional Information
Straight-line rents	$6	735
Amortization of lease intangibles	59	(75)
Amortization of deferred financing fees	469	801
Stock based compensation expense	310	424

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$934	517
Redevelopment / Construction	878	—
Non-maintenance / revenue generating cap ex
Tenant improvements	5,018	2,741
Leasing commissions	968	962

7

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended March 31,
	2015		2014
Net income attributable to Inland Real Estate Corporation	$2,940		15,424
Gain on sale of investment properties	(1,434)		(13,343)
Gain on sale of development properties	(72)		—
Income tax expense of taxable REIT subsidiaries	837		395
Interest expense	7,278		8,991
Interest expense associated with unconsolidated joint ventures	2,077		1,989
Depreciation and amortization	16,175		19,114
Depreciation and amortization associated with unconsolidated joint ventures	4,978		4,192
EBITDA	32,779		36,762

Lease termination income	(2,671)		(4)
Lease termination income included in equity in earnings of unconsolidated joint ventures	(106)		(77)
Impairment loss, net of taxes:
Provision for asset impairment	9,328		—
Recurring EBITDA	$39,330		36,681

Total Interest Expense	$9,355		10,980

EBITDA: Interest Expense Coverage Ratio	3.5	x	3.3	x

Recurring EBITDA: Interest Expense Coverage Ratio	4.2	x	3.3	x

8

Same Store Net Operating Income

	Three months ended March 31,
Consolidated	2015	2014	% Change
Rental income and tenant recoveries:
"Same store" investment properties, 94 properties
Rental income	$30,144	29,618	1.8%
Tenant recovery income	14,889	16,146	-7.8%
Other property income	785	392	100.3%
"Other investment properties”
Rental income	3,746	5,020
Tenant recovery income	1,850	3,897
Other property income	183	110
Total property income	$51,597	55,183

Property operating expenses:
"Same store" investment properties, 94 properties
Property operating expenses	$7,358	10,169	-27.6%
Real estate tax expense	9,159	8,757	4.6%
"Other investment properties"
Property operating expenses	1,255	2,014
Real estate tax expense	1,203	1,323
Total property operating expenses	$18,975	22,263

Property net operating income
"Same store" investment properties	29,301	27,230	7.6%
"Other investment properties"	3,321	5,690
Total property net operating income	$32,622	32,920

Other income:
Straight-line rents	$6	735
Amortization of lease intangibles	59	(75)
Lease termination income	2,671	4
Other income	413	102
Fee income from unconsolidated joint ventures	1,434	1,259
Gain on sale of investment properties, net	1,614	12,850
Gain on sale of joint venture interest	109	108

Equity in earnings of unconsolidated joint ventures	4,089	1,794

Other expenses:
Income tax expense of taxable REIT subsidiaries	(837)	(395)
Bad debt expense	(307)	(191)
Depreciation and amortization	(16,175)	(19,114)
General and administrative expenses	(6,059)	(6,092)
Interest expense	(7,278)	(8,991)
Provision for asset impairment	(9,328)	—

Income from continuing operations	3,033	14,914
Income from discontinued operations	—	490
Net income	3,033	15,404

Less: Net (income) loss attributable to the noncontrolling interest	(93)	20
Net income attributable to Inland Real Estate Corporation	2,940	15,424

Dividends on preferred shares	(3,972)	(2,234)

Net income (loss) attributable to common stockholders	$(1,032)	13,190

9

Same Store Net Operating Income

	Three months ended March 31,
Unconsolidated (at 100%)	2015	2014	% Change
Rental income and tenant recoveries:
"Same store" investment properties, 29 properties
Rental income	$14,155	14,124	0.2%
Tenant recovery income	7,677	8,883	-13.6%
Other property income	165	154	7.1%
"Other investment properties”
Rental income	2,758	313
Tenant recovery income	728	1
Other property income	7	—
Total property income	$25,490	23,475

Property operating expenses:
"Same store" investment properties, 29 properties
Property operating expenses	$4,067	5,630	-27.8%
Real estate tax expense	4,790	4,886	-2.0%
"Other investment properties"
Property operating expenses	402	46
Real estate tax expense	160	6
Total property operating expenses	$9,419	10,568

Property net operating income
"Same store" investment properties	$13,140	12,645	3.9%
"Other investment properties"	2,931	262
Total property net operating income	$16,071	12,907

Other income:
Straight-line rent	$209	435
Amortization of lease intangibles	521	4
Lease termination income	192	140
Other income	2,101	692

Other expenses:
Bad debt expense	(110)	(64)
Depreciation and amortization	(9,307)	(7,730)
General and administrative expenses	(826)	(695)
Interest expense	(3,948)	(3,703)

Net income from continuing operations	$4,903	1,986

10

Same Store Net Operating Income

	Three months ended March 31,
Unconsolidated (at PRS)	2015	2014	% Change
Rental income and tenant recoveries:
"Same store" investment properties, 29 properties
Rental income	$7,786	7,768	0.2%
Tenant recovery income	4,222	4,886	-13.6%
Other property income	90	85	5.9%
"Other investment properties”
Rental income	1,213	58
Tenant recovery income	401	—
Other property income	4	—
Total property income	$13,716	12,797

Property operating expenses:
"Same store" investment properties, 29 properties
Property operating expenses (1)	$1,766	2,637	-33.0%
Real estate tax expense	2,634	2,687	-2.0%
"Other investment properties"
Property operating expenses (1)	151	8
Real estate tax expense	88	2
Total property operating expenses	$4,639	5,334

Property net operating income
"Same store" investment properties	$7,698	7,415	3.8%
"Other investment properties"	1,379	48
Total property net operating income	$9,077	7,463

Other income:
Straight-line rent	115	211
Amortization of lease intangibles	284	16
Lease termination income	106	77
Other income	1,790	438

Other expenses:
Bad debt expense	(60)	(35)
Depreciation and amortization	(4,978)	(4,192)
General and administrative expenses	(168)	(195)
Interest expense	(2,077)	(1,989)

Net income from continuing operations	$4,089	1,794

	Three months ended March 31,
Same Store Net Operating Income ("NOI")	2015	2014	% Change

Consolidated Portfolio (94 properties)
Same Store NOI	$29,301	27,230	7.6%
Same Store NOI including lease termination income	$29,352	27,230	7.8%

Unconsolidated Portfolio (at 100%) (29 properties)
Same Store NOI	$13,140	12,645	3.9%
Same Store NOI including lease termination income	$13,332	12,785	4.3%

Unconsolidated Portfolio (at PRS) (29 properties)
Same Store NOI	$7,698	7,415	3.8%
Same Store NOI including lease termination income	$7,804	7,492	4.2%

Total Portfolio (including our pro rata share of unconsolidated NOI) (123 properties)
Same Store NOI	$36,999	34,645	6.8%
Same Store NOI including lease termination income	$37,156	34,722	7.0%

(1)	Property operating expenses excludes the Company's share of management fees.

11

Pro Rata Consolidated Information

Reconciliation of GAAP Reported to Selected Non-GAAP Pro Rata Consolidated Information

	At March 31, 2015
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total investment properties	$1,532,307	(816)	377,974	2,067	4,169	1,915,701
Total assets	1,571,153	(2,451)	272,480	2,450	2,323	1,845,955
Mortgages payable	376,129	(47)	192,636	—	1,735	570,453
Total liabilities	960,376	(108)	217,120	1,610	1,980	1,180,978

	At December 31, 2014
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total investment properties	$1,519,604	(325)	364,463	2,062	12,790	1,898,594
Total assets	1,572,951	(1,886)	251,697	2,455	7,640	1,832,857
Mortgages payable	384,769	—	168,689	—	6,267	559,725
Total liabilities	949,775	19	196,082	1,607	6,823	1,154,306

	For the three months ended March 31, 2015
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total revenues	$55,767	—	14,061	(1)	162	69,989
Total expenses	50,844	(15)	9,757	5	81	60,672
Operating income (loss)	4,923	15	4,304	(6)	81	9,317

	For the three months ended March 31, 2014
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total revenues	$57,106	—	13,043	—	59	70,208
Total expenses	47,660	(20)	9,719	2	81	57,442
Operating income (loss)	9,446	20	3,324	(2)	(22)	12,766

12

Selected Financial Ratios and Guidance

Financial Ratios

	Three months ended March 31,
	2015				2014
	Consolidated		Pro-rata Consolidation (1)		Consolidated		Pro-rata Consolidation (1)
Fixed rate debt	$373,777		556,922		471,772		632,416
Total debt	829,246		1,021,438		899,572		1,060,216
Fixed rate debt / Total debt	45.1%		54.5%		52.4%		59.6%

Unsecured debt	$455,000		455,000		414,215		414,215
Total debt	829,246		1,021,438		899,572		1,060,216
Unsecured debt / Total debt	54.9%		44.5%		46.0%		39.1%

Total debt	$829,246		1,021,438		899,572		1,060,216
Total gross assets (2)	1,869,452		2,154,101		1,871,824		2,121,433
Debt / Total gross assets	44.4%		47.4%		48.1%		50.0%

Quarterly Recurring EBITDA	$28,292		39,330		28,783		36,681
Quarterly fixed charges (3)	11,740		14,013		11,679		13,819
Fixed charge coverage ratio	2.4	x	2.8	x	2.5	x	2.7	x

Net debt (4)	$819,160		1,002,169		886,825		1,040,119
Recurring EBITDA (Annualized)	113,168		157,320		115,132		146,724
Net debt / Recurring EBITDA	7.2	x	6.4	x	7.7	x	7.1	x

	Three months ended March 31,
	2015	2014
General and Administrative Expenses (G&A)	$6,059	6,092
Total revenues of assets under management (5)	97,541	96,388
Total assets under management (5)	3,090,939	2,937,136

G&A Expenses as a Percentage of Total Revenue, including unconsolidated joint ventures at 100%	6.2%	6.3%
Annualized G&A Expenses as a Percentage of Total Assets, including unconsolidated joint ventures at 100%	0.8%	0.8%

	As of March 31,
Capitalization	2015	2014
Total Common Shares Outstanding	$100,423	99,764
Closing Price Per Share	10.69	10.55
Equity Market Capitalization Common Shares	1,073,522	1,052,510
Preferred Stock A (at face value)	110,000	110,000
Preferred Stock B (at face value)	100,000	—
Total Debt (6)	1,021,438	1,060,216
Total Market Capitalization	$2,304,960	2,222,726
Debt to Total Market Capitalization	44.3%	47.7%

Guidance

2015 Guidance
Recurring FFO per common share (basic and diluted) (7)	$0.96 to $1.00

Consolidated same-store NOI	+ 2% to + 3%

Consolidated same-store financial occupancy	92.5% to 93.5%

(1)	Pro-rata consolidation includes the Company's pro-rata share of unconsolidated joint ventures.

(2)	Total gross assets includes total assets plus accumulated depreciation and less acquired below market lease intangibles, net.

(3)	Quarterly fixed charges includes interest expense, distributions to non-controlling members, dividends on preferred shares, and principal amortization.

(4)	Reflects debt net of the current cash and cash equivalents balance at the end of the period.

(5)	Assets under management include consolidated assets, unconsolidated assets at 100% and assets that we do not have an ownership interest in, but that we manage on behalf of a third party.

(6)	Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes. Excludes unamortized mortgage premiums/discounts.

(7)	This guidance does not include any assumptions for impairments, other non-cash adjustments or the benefits of lease termination fees.

13

Summary of Outstanding Debt as of March 31, 2015

Total Outstanding Debt

	Outstanding Amount	Ratio	Weighted Average Interest Rate (1)	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$373,777	36.6%	5.17%	4.2
Unconsolidated (pro rata)	183,145	17.9%	4.86%	5.9
Total Fixed Rate Debt	556,922	54.5%	5.09%	4.7
Variable Rate Debt:
Consolidated	469	—%	2.44%	1.5
Unconsolidated (pro rata)	9,047	0.9%	2.32%	1.2
Unsecured line of credit facility	205,000	20.1%	1.59%	3.3
Unsecured term loan	200,000	19.6%	1.54%	4.3
Unsecured term loan	50,000	4.9%	3.50%	3.7
Total Variable Rate Debt	464,516	45.5%	1.79%	3.8
Total	$1,021,438	100.0%	3.59%	4.3
Remaining unamortized mortgages premium/discount, net	4,062
Total Outstanding Debt	$1,025,500

Schedule of Maturities by Year

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities		Unsecured Maturities (2)	Total Consolidated Outstanding Debt	IRC Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
2015	$1,569	90,248	(3)	—	91,817	13,019	104,836
2016	2,090	8,110		—	10,200	9,047	19,247
2017	2,064	44,895		—	46,959	14,378	61,337
2018	1,195	—		255,000	256,195	5,675	261,870
2019	711	37,655		200,000	238,366	24,098	262,464
2020	582	69,256		—	69,838	—	69,838
2021	420	42,068		—	42,488	25,130	67,618
2022	110	61,373		—	61,483	77,660	139,143
2023	—	11,900		—	11,900	1,735	13,635
2024	—	—		—	—	—	—
2025	—	—		—	—	21,450	21,450
Total	$8,741	365,505		455,000	829,246	192,192	1,021,438
Remaining unamortized mortgages premium/discount, net					1,883	2,179	4,062
Total Outstanding Debt					$831,129	194,371	1,025,500

(1)	Interest rates are as of March 31, 2015 and exclude the impact of deferred loan fee amortization.

(2)	Includes unsecured line of credit facility and term loans.

(3)
Included in the debt maturing in 2015 is outstanding principal of approximately $90,247 secured by the Company's Algonquin Commons property, which has matured and is currently subject to foreclosure litigation. The Company cannot currently predict the outcome of the litigation.

14

Summary of Outstanding Debt as of March 31, 2015

Consolidated Debt

Servicer	Property Name	Interest Rate at March 31, 2015	Maturity Date	Balance at March 31, 2015
Fixed rate debt
Secured
Wachovia (1) (2)	The Exchange at Algonquin	5.24%	—	$18,645
Wachovia (1) (2)	Algonquin Commons	5.45%	—	71,602
Principal Life Insurance Co. (1)	Shoppes at Mill Creek	5.00%	05/2016	7,779
Metlife Insurance Company (1)	Shakopee Valley Marketplace	5.05%	12/2017	7,460
Metlife Insurance Company (1)	Crystal Point	5.05%	12/2017	16,691
Metlife Insurance Company (1)	Shops at Orchard Place	5.05%	12/2017	23,311
Prudential Insurance (1)	Randall Square	4.00%	01/2019	16,452
GEMSA (1)	Woodfield Commons	4.75%	06/2019	17,277
Cohen Financial	Cobbler Crossing	4.60%	07/2019	6,350
John Hancock Life Insurance (1)	Roundy’s	4.85%	12/2020	10,262
Wells Fargo	Woodland Heights	6.03%	12/2020	4,175
Wells Fargo	Salem Square	6.03%	12/2020	4,897
Wells Fargo	Townes Crossing	6.03%	12/2020	6,289
Wells Fargo	Hawthorne Village Commons	6.03%	12/2020	6,443
Wells Fargo	Aurora Commons	6.03%	12/2020	6,443
Wells Fargo	Deertrace Kohler	6.03%	12/2020	9,691
Wells Fargo	Pine Tree Plaza	6.03%	12/2020	10,825
Wells Fargo	Joliet Commons	6.03%	12/2020	11,237
Midland Loan Services	Orland Park Place	5.55%	09/2021	42,068
Wells Fargo	Bradley Commons	5.40%	01/2022	14,330
GEMSA (1)	Chatham Ridge	4.40%	04/2022	17,100
Cohen Financial	Dunkirk Square	4.35%	09/2022	4,050
Cohen Financial	Park Place Plaza	4.35%	09/2022	6,500
Cohen Financial	Rivertree Court	4.35%	09/2022	22,000
Midland Loan Services	Valparaiso Walk	4.11%	02/2023	11,900
Total/Weighted Average Fixed Rate Secured		5.17%		373,777

Variable rate debt
Secured
Keybank National Association	Tanglewood Pavilions	2.44%	09/2016	469
Total/Weighted Average Variable Rate Secured		2.44%		469

Unsecured
Line of Credit Facility		1.59%	07/2018	205,000
Term Loan		3.50%	11/2018	50,000
Term Loan		1.54%	07/2019	200,000
Total/Weighted Average Variable Rate		1.78%		455,469
Total/Weighted Average Consolidated Debt		3.30%		829,246
Remaining unamortized mortgages premium/discount, net				1,883
Total Consolidated Debt				$831,129

(1)	These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)
Included in the debt maturing in 2015 is outstanding principal of approximately $90,247 secured by the Company's Algonquin Commons property, which has matured and is currently subject to foreclosure litigation. The Company cannot currently predict the outcome of the litigation.

15

Summary of Outstanding Debt as of March 31, 2015

Unconsolidated Debt

Servicer	Property Name	Interest Rate at March 31, 2015	Maturity Date	Balance at March 31, 2015	IRC Share of Debt (3)
Fixed rate debt
Venture with PGGM
Principal Life Insurance Co.	Diffley Marketplace	3.94%	11/2015	$5,800	3,190
Wells Fargo Bank (1)	Cedar Center South	5.48%	12/2015	17,871	9,829
John Hancock Life Insurance	Point at Clark	5.05%	09/2017	14,300	7,865
Metlife Insurance Company (1)	Woodfield Plaza	5.05%	12/2017	11,842	6,513
John Hancock Life Insurance (1)	Four Flaggs	7.65%	01/2018	10,318	5,675
Prudential Insurance	Brownstones Shopping Center	3.85%	01/2019	13,255	7,290
Prudential Insurance	Elston Plaza	3.85%	01/2019	10,560	5,808
Prudential Insurance	Silver Lake Village	5.85%	02/2019	20,000	11,000
Midland Loan Services	Shops of Plymouth Town Cen	5.83%	03/2021	5,200	2,860
Wells Fargo Bank	Joffco Square	5.84%	03/2021	13,090	7,200
Midland Loan Services	Village Ten Shopping Center	5.17%	06/2021	8,300	4,565
Midland Loan Services	Caton Crossings	5.19%	06/2021	7,700	4,235
Midland Loan Services	Red Top Plaza	5.55%	09/2021	11,400	6,270
Midland Loan Services (1)	Champlin Marketplace	4.70%	02/2022	7,111	3,911
Wells Fargo Bank	Turfway Commons	5.05%	02/2022	7,150	3,933
Wells Fargo Bank (1)	Fort Smith Pavilion	5.81%	02/2022	32,665	17,966
Wells Fargo Bank	Stone Creek Towne Center	5.04%	03/2022	19,800	10,890
Wells Fargo Bank	Westgate	4.94%	03/2022	40,373	22,205
Principal Life Insurance Co.	Quarry Retail	3.75%	08/2022	18,100	9,955
Principal Life Insurance Co.	Riverdale Commons	3.75%	08/2022	16,000	8,800
John Hancock Life Insurance	Newport Pavilion	3.80%	03/2025	39,000	21,450
Total/Weighted Average		4.94%		$329,835	181,410

Venture with IPCC
Parkway Bank and Trust (1)	Family Dollar Portfolio (4)	3.95%	12/2023	$11,433	343
Parkway Bank and Trust (1)	Family Dollar Portfolio (5)	3.95%	12/2023	13,921	1,392
Total/Weighted Average		3.95%		25,354	1,735
Total/Weighted Average Fixed Rate		4.86%		$355,189	183,145

Variable rate debt
Venture with PGGM
PNC Bank NA	Evergreen Promenade	2.17%	05/2016	15,325	7,164
Associated Bank	Pulaski Promenade	2.92%	09/2016	3,795	1,774
Associated Bank	Pulaski Promenade	2.42%	09/2016	233	109
Total/Weighted Average Variable Rate		2.32%		19,353	9,047
Total/Weighted Average Unconsolidated Debt		4.73%		374,542	192,192
Remaining unamortized mortgages premium/discount, net				3,962	2,179
Total Unconsolidated Debt				$378,504	194,371

(1)	These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)
Included in the debt maturing in 2015 is outstanding principal of approximately $90,247 secured by the Company's Algonquin Commons property, which has matured and is currently subject to foreclosure litigation. The Company cannot currently predict the outcome of the litigation.

(3)
IRC's pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner. This allocation is for presentation purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property.

(4)
This portfolio includes twelve Family Dollar stores, located in Fruitland Park, FL, Bell, FL, Ocala, FL, Citrus Springs, FL, Phenix City, AL, Ponchatoula, LA, Oklahoma City, OK, Tulsa, OK, Salisbury, NC, King George, VA, Farmington, NY and Independence, KY.

(5)
This portfolio includes fourteen Family Dollar stores, located in Rice, TX, Fort Worth, TX, Bremond, TX, Sardis, GA, McDonough, GA, Leesburg, GA, Mableton, GA, Macon (Mercer), GA, Clarkston, GA, Columbus, GA, Macon (Rocky Creek), GA, Huber Heights, OH, Pacolet, SC, Chaffee, MO.

16

Significant Retail Tenants as of March 31, 2015

Consolidated (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
AB Acquisitions LLC (Jewel Osco-6, Dominick's-4)	10	$7,879	5.8%	669,132	6.3%
TJX Companies, Inc. (TJ Maxx-7, Marshall's-9)	16	4,600	3.4%	496,134	4.7%
Carmax	2	4,021	3.0%	187,851	1.8%
PetSmart	11	3,223	2.4%	228,570	2.2%
Roundy's (Pick 'N Save-2, Super Pick 'N Save 1)	3	3,064	2.3%	223,381	2.1%
Bed Bath and Beyond (Bed, Bath & Beyond-6, Buy Buy Baby-2, World Market-1)	9	2,631	1.9%	284,262	2.7%
Ross Dress For Less	9	2,433	1.8%	253,496	2.4%
Kroger (Food 4 Less-3)	3	2,427	1.8%	207,674	2.0%
Ascena Retail Group (Justice-2, Dress Barn-8, Maurice's-7, Lane Bryant-5, Catherine's-2)	24	2,235	1.6%	144,987	1.4%
Dick's Sporting Goods (Dick's Sporting Goods-3, Golf Galaxy-1)	4	2,168	1.6%	232,748	2.2%
Best Buy	4	2,068	1.5%	177,679	1.7%
Michaels	7	1,830	1.3%	153,141	1.4%
Supervalu, Inc. (Cub Foods-3)	3	1,806	1.3%	192,487	1.8%
Retail Ventures, Inc. (DSW Warehouse-4)	4	1,783	1.3%	95,915	0.9%
The Sports Authority	3	1,687	1.2%	127,522	1.2%
Hobby Lobby	2	1,649	1.2%	103,374	1.0%
The Gap (Old Navy-7, The Gap-1, The Gap Factory-1)	9	1,592	1.2%	130,290	1.2%
Gordmans	3	1,550	1.1%	148,642	1.4%
Pier 1 Imports	8	1,529	1.1%	82,851	0.8%
Dollar Tree (Dollar Tree-16)	16	1,491	1.1%	156,896	1.5%
Ulta	7	1,456	1.1%	76,013	0.7%
Office Depot (Office Depot-3, OfficeMax-3)	6	1,413	1.0%	96,115	0.9%
Regal Cinemas	1	1,331	1.0%	73,000	0.7%
Staples	5	1,300	1.0%	103,296	1.0%
Total		$57,166	42.0%	4,645,456	44.0%
Unconsolidated (1) (2) (3)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Supervalu, Inc. (Cub Foods-7)	7	$5,277	7.5%	447,786	9.3%
Roundy's (Mariano's-2, Metro Market-1, Rainbow-1, Roundy's-1)	5	5,091	7.3%	345,824	7.2%
Best Buy	3	2,786	4.0%	111,001	2.3%
Family Dollar	26	2,613	3.7%	210,864	4.4%
TJX Companies, Inc. (TJ Maxx-2, Marshall's-3, Home Goods-1)	6	2,315	3.3%	171,733	3.6%
AB Acquisitions LLC (Jewel Osco-3)	3	2,101	3.0%	192,397	4.0%
Michaels	6	1,998	2.9%	136,041	2.8%
Kohl's	3	1,880	2.7%	169,584	3.5%
Dick's Sporting Goods (Dick's Sporting Goods-3)	3	1,764	2.5%	145,000	3.0%
PetSmart	5	1,508	2.2%	99,482	2.1%
Home Depot	1	1,243	1.8%	113,000	2.3%
Bed Bath and Beyond (Bed, Bath & Beyond-3, Buy Buy Baby-1)	4	1,230	1.8%	108,789	2.3%
Wal-Mart	3	1,164	1.7%	38,093	0.8%
Whole Foods Market	1	1,068	1.5%	45,282	0.9%
Lowe's	1	1,040	1.5%	—	—%
Petco	4	963	1.4%	61,784	1.3%
Kroger (Kroger-1, Food 4 Less-1)	2	949	1.4%	56,668	1.2%
The Gap (Old Navy-4)	4	910	1.3%	66,372	1.4%
Office Depot (Office Depot-1, OfficeMax-2)	3	818	1.2%	65,533	1.4%
Ascena Retail Group (Justice-2, Dress Barn-2, Lane Bryant-2)	6	715	1.0%	36,021	0.7%
The Sports Authority	1	672	1.0%	42,563	0.9%
Total		$38,105	54.7%	2,663,817	55.4%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Includes ground leases in number of stores and annual base rent, ground lease square footage is excluded from GLA as we do not own that square footage

(3)	Annualized rent shown includes joint venture partner's pro rata share

17

Significant Retail Tenants as of March 31, 2015

Total (1) (2) (3)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
AB Acquisitions LLC (Jewel Osco-9, Dominick's 4)	13	$9,980	4.8%	861,529	5.6%
Roundy's (Mariano's-2, Metro Market-1, Pick 'N Save-2, Rainbow-2, Super Pick 'N Save-1, Roundy's-1)	8	8,155	4.0%	569,205	3.7%
Supervalu, Inc. (Cub Foods-10)	10	7,083	3.4%	640,273	4.2%
TJX Companies, Inc. (TJ Maxx-9, Marshall's-12, Home Goods-1)	22	6,915	3.4%	667,867	4.3%
Best Buy	7	4,854	2.4%	288,680	1.9%
PetSmart	16	4,731	2.3%	328,052	2.1%
Carmax	2	4,021	2.0%	187,851	1.2%
Dick's Sporting Goods (Dick's Sporting Goods-6, Golf Galaxy-1)	7	3,932	1.9%	377,748	2.5%
Bed Bath & Beyond (Bed, Bath & Beyond-9, Buy Buy Baby-3, World Market-1)	13	3,861	1.9%	393,051	2.6%
Michaels	13	3,828	1.9%	289,182	1.9%
Kroger (Kroger-1, Food 4 Less-4)	5	3,375	1.6%	264,342	1.7%
Ascena Retail Group (Justice-4, Dress Barn-10, Maurice's-7, Lane Bryant-7, Catherine's-2)	30	2,950	1.4%	181,008	1.2%
Family Dollar	26	2,613	1.3%	210,864	1.4%
The Gap (Old Navy-11, The Gap-1, The Gap Factory-1)	13	2,502	1.2%	196,662	1.3%
Kohl's	4	2,470	1.2%	256,168	1.7%
Ross Dress For Less	9	2,433	1.2%	253,496	1.6%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,367	1.1%	119,515	0.8%
The Sports Authority	4	2,359	1.1%	170,085	1.1%
Office Depot (Office Depot-4, OfficeMax-5)	9	2,230	1.1%	161,648	1.1%
Gordmans	4	2,111	1.0%	202,051	1.3%
Ulta	10	2,108	1.0%	106,378	0.7%
Dollar Tree (Dollar Tree-22)	22	2,041	1.0%	214,930	1.4%
Petco	9	2,015	1.0%	132,316	0.9%
Total		$88,934	43.2%	7,072,901	46.2%
Total excluding properties held through the joint venture with IPCC (1) (2) (3) (4)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
AB Acquisitions LLC (Jewel Osco-9, Dominick's 4)	13	$9,980	4.9%	861,529	5.7%
Roundy's (Mariano's-2, Metro Market-1, Pick 'N Save-2, Rainbow-2, Super Pick 'N Save-1, Roundy's-1)	8	8,155	4.0%	569,205	3.8%
Supervalu, Inc. (Cub Foods-10)	10	7,083	3.5%	640,273	4.2%
TJX Companies, Inc. (TJ Maxx-9, Marshall's-12, Home Goods-1)	22	6,915	3.4%	667,867	4.4%
Best Buy	7	4,854	2.4%	288,680	1.9%
PetSmart	16	4,731	2.3%	328,052	2.2%
Carmax	2	4,021	2.0%	187,851	1.2%
Dick's Sporting Goods (Dick's Sporting Goods-6, Golf Galaxy-1)	7	3,932	1.9%	377,748	2.5%
Bed Bath & Beyond (Bed, Bath & Beyond-9, Buy Buy Baby-3, World Market-1)	13	3,861	1.9%	393,051	2.6%
Michaels	13	3,828	1.9%	289,182	1.9%
Kroger (Kroger-1, Food 4 Less-4)	5	3,375	1.7%	264,342	1.8%
Ascena Retail Group (Justice-4, Dress Barn-10, Maurice's-7, Lane Bryant-7, Catherine's-2)	30	2,950	1.5%	181,008	1.2%
The Gap (Old Navy-11, The Gap-1, The Gap Factory-1)	13	2,502	1.2%	196,662	1.3%
Ross Dress For Less	9	2,433	1.2%	253,496	1.7%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,367	1.2%	119,515	0.8%
The Sports Authority	4	2,359	1.2%	170,085	1.1%
Office Depot (Office Depot-4, OfficeMax-5)	9	2,230	1.1%	161,648	1.1%
Gordmans	4	2,111	1.0%	202,051	1.3%
Ulta	10	2,108	1.0%	106,378	0.7%
Dollar Tree (Dollar Tree-22)	22	2,041	1.0%	214,930	1.4%
Petco	9	2,015	1.0%	132,316	0.9%
Total		$83,851	41.3%	6,605,869	43.7%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Annualized rent shown includes joint venture partner's pro rata share

(3)	Includes ground leases in number of stores and annual base rent, ground lease square footage is excluded from GLA as we do not own that square footage.

(4)
Due to the tenant fluctuations produced by the temporary ownership of the properties within the IPCC joint venture, the Company has disclosed significant tenants excluding these properties. The Company believes the additional disclosure allows investors to evaluate the tenant mix of the portfolio of properties it expects to own longer term.

18

Portfolio Metrics

Portfolio Occupancy

Consolidated Occupancy (1)	As of March 31, 2015	As of December 31, 2014	As of March 31, 2014
Leased Occupancy (2)	94.4%	94.8%	94.8%
Financial Occupancy (3)	92.3%	93.3%	92.6%
Same Store Leased Occupancy (2)	94.6%	95.0%	94.8%
Same Store Financial Occupancy (3)	93.0%	93.3%	92.4%

Unconsolidated Occupancy (1) (4)
Leased Occupancy (2)	96.4%	96.7%	96.4%
Financial Occupancy (3)	94.7%	93.5%	95.9%
Same Store Leased Occupancy (2)	95.8%	96.4%	96.4%
Same Store Financial Occupancy (3)	94.2%	94.8%	95.9%

Total Occupancy (1)
Leased Occupancy (2)	95.0%	95.4%	95.2%
Financial Occupancy (3)	93.0%	93.4%	93.5%
Same Store Leased Occupancy (2)	94.9%	95.4%	95.3%
Same Store Financial Occupancy (3)	93.4%	93.8%	93.4%
Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	94.9%	95.3%	95.1%
Financial Occupancy excluding properties held through the joint venture with IPCC (3) (5)	92.9%	93.2%	93.3%
Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	97.9%	98.1%	98.1%
Non-Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	88.1%	89.0%	88.2%

Geographic Information

	Number of investment properties (6)	Gross leasable area (7)	Percent of gross leasable area	Total Portfolio NOI PRS for the three months ended March 31, 2015 (8)	Percent of NOI
Alabama	1	114,904	0.8%	$91	0.2%
Arkansas	1	280,568	1.9%	515	1.2%
Florida	1	91,497	0.6%	310	0.7%
Illinois	77	8,660,556	57.3%	25,277	61.2%
Indiana	6	718,090	4.8%	2,196	5.3%
Kentucky	2	310,524	2.1%	880	2.1%
Minnesota	29	3,036,229	20.0%	6,723	16.3%
Nebraska	1	81,000	0.5%	410	1.0%
Ohio	5	732,728	4.9%	2,284	5.5%
Wisconsin	11	1,069,044	7.1%	2,705	6.5%

Total	134	15,095,140	100.0%	$41,391	100.0%

(1)	All occupancy calculations exclude seasonal tenants.

(2)
Leased occupancy is defined as the percentage of total gross leasable area for which there is a signed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(3)
Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased, excluding tenants in their abatement period.

(4)	Unconsolidated occupancy is calculated using 100% of the square footage of the respective properties.

(5)
Due to the occupancy fluctuations produced by the temporary ownership of the properties within this venture, the Company discloses occupancy rates excluding these properties. The Company believes the additional disclosure allows investors to evaluate the occupancy of the portfolio of properties it expects to own longer term.

(6)	Includes properties held through our unconsolidated joint ventures and excludes properties held through the Company's development joint ventures and its joint venture with IPCC.

(7)	Gross leasable area shown includes joint venture partner's pro rata share.

(8)	Total portfolio NOI includes our pro rata share of unconsolidated NOI and excludes properties held through the Company's development joint ventures and its joint venture with IPCC.

19

Lease Expiration Analysis as of March 31, 2015

Consolidated

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

All Anchor Leases (1)
2015	8	175,915	1.7%	$2,234	1.6%	$12.70
2016	21	495,392	4.7%	5,725	4.2%	11.56
2017	23	738,547	7.0%	8,647	6.3%	11.71
2018	19	534,326	5.0%	5,801	4.2%	10.86
2019	33	1,320,541	12.5%	15,560	11.3%	11.78
2020	24	694,106	6.6%	7,789	5.6%	11.22
2021	23	772,724	7.3%	11,513	8.3%	14.90
2022	25	582,137	5.5%	6,327	4.6%	10.87
2023	15	410,843	3.9%	4,319	3.1%	10.51
2024+	42	1,169,069	11.0%	14,762	10.7%	12.63
Vacant (4)	—	325,952	3.0%	—	—	—
Total/Weighted Average	233	7,219,552	68.2%	$82,677	59.9%	$11.99

All Non-Anchor Leases (1)
MTM	21	31,809	0.3%	$530	0.4%	$16.66
2015	102	232,242	2.2%	4,152	3.0%	17.88
2016	149	412,139	3.9%	7,727	5.6%	18.75
2017	133	365,350	3.5%	6,568	4.8%	17.98
2018	165	416,363	3.9%	8,468	6.1%	20.34
2019	144	424,893	4.0%	8,013	5.8%	18.86
2020	111	364,920	3.5%	7,299	5.3%	20.00
2021	37	129,387	1.2%	2,492	1.8%	19.26
2022	42	175,855	1.7%	3,079	2.2%	17.51
2023	34	125,635	1.2%	2,592	1.9%	20.63
2024+	70	248,569	2.4%	4,462	3.2%	17.95
Vacant (4)	—	421,025	4.0%	—	—	—
Total/Weighted Average	1,008	3,348,187	31.8%	$55,382	40.1%	$18.92

All Leases
MTM	21	31,809	0.3%	$530	0.4%	$16.66
2015	110	408,157	3.9%	6,386	4.6%	15.65
2016	170	907,531	8.6%	13,452	9.8%	14.82
2017	156	1,103,897	10.5%	15,215	11.1%	13.78
2018	184	950,689	8.9%	14,269	10.3%	15.01
2019	177	1,745,434	16.5%	23,573	17.1%	13.51
2020	135	1,059,026	10.1%	15,088	10.9%	14.25
2021	60	902,111	8.5%	14,005	10.1%	15.52
2022	67	757,992	7.2%	9,406	6.8%	12.41
2023	49	536,478	5.1%	6,911	5.0%	12.88
2024+	112	1,417,638	13.4%	19,224	13.9%	13.56
Vacant (4)	—	746,977	7.0%	—	—	—
Total/Weighted Average	1,241	10,567,739	100.0%	$138,059	100.0%	$14.06

(1)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(3)	Annualized base rent divided by gross leasable area.

(4)	Leases executed but not commenced are included in the vacant totals.

20

Lease Expiration Analysis as of March 31, 2015

Unconsolidated (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

All Anchor Leases (2)
2015	1	13,498	0.3%	$243	0.4%	$18.00
2016	3	147,703	3.1%	1,630	2.4%	11.04
2017	16	455,233	9.4%	6,116	9.1%	13.43
2018	14	451,668	9.4%	5,238	7.8%	11.60
2019	16	440,443	9.1%	5,480	8.1%	12.44
2020	12	356,754	7.4%	3,760	5.6%	10.54
2021	5	73,172	1.5%	784	1.2%	10.71
2022	6	289,622	6.0%	3,202	4.7%	11.06
2023	8	248,621	5.2%	3,215	4.8%	12.93
2024+	21	840,068	17.4%	12,099	18.0%	14.40
Vacant (5)	—	12,044	0.2%	—	—	—
Total/Weighted Average	102	3,328,826	69.0%	$41,767	62.1%	$12.59

All Non-Anchor Leases (2)
MTM	1	1,243	—%	$12	—%	$9.65
2015	33	78,308	1.6%	1,476	2.2%	18.85
2016	66	149,855	3.1%	3,141	4.7%	20.96
2017	44	108,237	2.2%	2,375	3.5%	21.94
2018	82	211,550	4.4%	4,743	7.0%	22.42
2019	69	149,949	3.1%	3,007	4.5%	20.05
2020	44	120,077	2.5%	2,448	3.6%	20.39
2021	23	74,466	1.5%	1,583	2.4%	21.26
2022	10	32,893	0.7%	651	1.0%	19.79
2023	15	58,672	1.2%	1,421	2.1%	24.22
2024+	55	319,220	6.6%	4,642	6.9%	14.54
Vacant (5)	—	191,553	4.1%	—	—	—
Total/Weighted Average	442	1,496,023	31.0%	$25,499	37.9%	$19.55

All Leases
MTM	1	1,243	—%	$12	—%	$9.65
2015	34	91,806	1.9%	1,719	2.6%	18.72
2016	69	297,558	6.2%	4,771	7.1%	16.03
2017	60	563,470	11.6%	8,491	12.6%	15.07
2018	96	663,218	13.8%	9,981	14.8%	15.05
2019	85	590,392	12.2%	8,487	12.6%	14.38
2020	56	476,831	9.9%	6,208	9.2%	13.02
2021	28	147,638	3.0%	2,367	3.6%	16.03
2022	16	322,515	6.7%	3,853	5.7%	11.95
2023	23	307,293	6.4%	4,636	6.9%	15.09
2024+	76	1,159,288	24.0%	16,741	24.9%	14.44
Vacant (5)	—	203,597	4.3%	—	—	—
Total/Weighted Average	544	4,824,849	100.0%	$67,266	100.0%	$14.56

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

21

Lease Expiration Analysis as of March 31, 2015

Total (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

All Anchor Leases (2)
2015	9	189,413	1.2%	$2,477	1.2%	$13.08
2016	24	643,095	4.2%	7,355	3.6%	11.44
2017	39	1,193,780	7.7%	14,763	7.2%	12.37
2018	33	985,994	6.4%	11,039	5.4%	11.20
2019	49	1,760,984	11.4%	21,040	10.2%	11.95
2020	36	1,050,860	6.8%	11,549	5.6%	10.99
2021	28	845,896	5.5%	12,297	6.0%	14.54
2022	31	871,759	5.7%	9,529	4.6%	10.93
2023	23	659,464	4.3%	7,534	3.7%	11.42
2024+	63	2,009,137	13.1%	26,861	13.1%	13.37
Vacant (5)	—	337,996	2.2%	—	—	—
Total/Weighted Average	335	10,548,378	68.5%	$124,444	60.6%	$12.19

All Non-Anchor Leases (2)
MTM	22	33,052	0.2%	$542	0.3%	$16.40
2015	135	310,550	2.0%	5,628	2.7%	18.12
2016	215	561,994	3.6%	10,868	5.3%	19.34
2017	177	473,587	3.1%	8,943	4.4%	18.88
2018	247	627,913	4.1%	13,211	6.4%	21.04
2019	213	574,842	3.7%	11,020	5.4%	19.17
2020	155	484,997	3.2%	9,747	4.7%	20.10
2021	60	203,853	1.3%	4,075	2.0%	19.99
2022	52	208,748	1.4%	3,730	1.8%	17.87
2023	49	184,307	1.2%	4,013	2.0%	21.77
2024+	125	567,789	3.7%	9,104	4.4%	16.03
Vacant (5)	—	612,578	4.0%	—	—	—
Total/Weighted Average	1,450	4,844,210	31.5%	$80,881	39.4%	$19.11

All Leases
MTM	22	33,052	0.2%	$542	0.3%	$16.40
2015	144	499,963	3.2%	8,105	3.9%	16.21
2016	239	1,205,089	7.8%	18,223	8.9%	15.12
2017	216	1,667,367	10.8%	23,706	11.6%	14.22
2018	280	1,613,907	10.5%	24,250	11.8%	15.03
2019	262	2,335,826	15.1%	32,060	15.6%	13.73
2020	191	1,535,857	10.0%	21,296	10.3%	13.87
2021	88	1,049,749	6.8%	16,372	8.0%	15.60
2022	83	1,080,507	7.1%	13,259	6.4%	12.27
2023	72	843,771	5.5%	11,547	5.7%	13.68
2024+	188	2,576,926	16.8%	35,965	17.5%	13.96
Vacant (5)	—	950,574	6.2%	—	—	—
Total/Weighted Average	1,785	15,392,588	100.0%	$205,325	100.0%	$14.22

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

22

Leasing Activity for the three months ended March 31, 2015

Consolidated

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2015	7	38,432	$583	$15.17	$720	$18.73	$137	$3.56	23.5%

2015 Total	7	38,432	$583	$15.17	$720	$18.73	$137	$3.56	23.5%

Renewal Lease Summary (2)
1Q 2015	40	236,560	$3,220	$13.61	$3,491	$14.76	$271	$1.15	8.4%

2015 Total	40	236,560	$3,220	$13.61	$3,491	$14.76	$271	$1.15	8.4%

Non-Comparable Lease Summary (3)
1Q 2015	8	130,705	$—	$—	$1,389	$10.63

2015 Total	8	130,705	$—	$—	$1,389	$10.63

Unconsolidated (4)

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2015	4	9,348	$180	$19.26	$191	$20.43	$11	$1.17	6.1%

2015 Total	4	9,348	$180	$19.26	$191	$20.43	$11	$1.17	6.1%

Renewal Lease Summary (2)
1Q 2015	19	113,588	$2,068	$18.21	$2,264	$19.93	$196	$1.72	9.5%

2015 Total	19	113,588	$2,068	$18.21	$2,264	$19.93	$196	$1.72	9.5%

Non-Comparable Lease Summary (3)
1Q 2015	2	4,710	$—	$—	$144	$30.57

2015 Total	2	4,710	$—	$—	$144	$30.57

Total (4)

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2015	11	47,780	$763	$15.97	$911	$19.07	$148	$3.10	19.4%

2015 Total	11	47,780	$763	$15.97	$911	$19.07	$148	$3.10	19.4%

Renewal Lease Summary (2)
1Q 2015	59	350,148	$5,288	$15.10	$5,755	$16.44	$467	$1.34	8.8%

2015 Total	59	350,148	$5,288	$15.10	$5,755	$16.44	$467	$1.34	8.8%

Non-Comparable Lease Summary (3)
1Q 2015	10	135,415	$—	$—	$1,533	$11.32

2015 Total	10	135,415	$—	$—	$1,533	$11.32

(1)	The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(2)	Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned by joint ventures.

23

Leasing Activity - Anchors and Non-Anchors for the three months ended March 31, 2015

Consolidated (1)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	6	1	7
Gross Leasable Area (Sq.Ft.)	14,932	23,500	38,432
Base Rent/Sq.Ft. ($/Sq.Ft.)	$26.95	13.50	18.73

Renewals
Number of Leases	34	6	40
Gross Leasable Area (Sq.Ft.)	82,156	154,404	236,560
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.37	11.77	14.76

Non-Comparable Leases (3)
Number of Leases	5	3	8
Gross Leasable Area (Sq.Ft.)	10,705	120,000	130,705
Base Rent/Sq.Ft. ($/Sq.Ft.)	$14.83	10.25	10.63

Total New, Renewal and Non-Comparable Leases
Number of Leases	45	10	55
Gross Leasable Area (Sq.Ft.)	107,793	297,904	405,697
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.73	11.30	13.80

Unconsolidated (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	4	—	4
Gross Leasable Area (Sq.Ft.)	9,348	—	9,348
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.43	—	20.43

Renewals
Number of Leases	16	3	19
Gross Leasable Area (Sq.Ft.)	41,855	71,733	113,588
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.37	20.26	19.93

Non-Comparable Leases (3)
Number of Leases	2	—	2
Gross Leasable Area (Sq.Ft.)	4,710	—	4,710
Base Rent/Sq.Ft. ($/Sq.Ft.)	$30.57	—	30.57

Total New, Renewal and Non-Comparable Leases
Number of Leases	22	3	25
Gross Leasable Area (Sq.Ft.)	55,913	71,733	127,646
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.49	20.26	20.36

Total (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	10	1	11
Gross Leasable Area (Sq.Ft.)	24,280	23,500	47,780
Base Rent/Sq.Ft. ($/Sq.Ft.)	$24.46	13.50	19.07

Renewals
Number of Leases	50	9	59
Gross Leasable Area (Sq.Ft.)	124,011	226,137	350,148
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.03	14.46	16.44

Non-Comparable Leases (3)
Number of Leases	7	3	10
Gross Leasable Area (Sq.Ft.)	15,415	120,000	135,415
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.63	10.25	11.32

Total New, Renewal and Non-Comparable Leases
Number of Leases	67	13	80
Gross Leasable Area (Sq.Ft.)	163,706	369,637	533,343
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.65	13.03	15.37

(1)	The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned by joint ventures.

24

Property Transactions for the three months ended March 31, 2015

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate (1)	Financial Occupancy	Anchors	Year Built / Renovated

Consolidated Portfolio
03/10/15	Westbury Square	Huntsville	AL	114,904	$23,417	6.50%	100%	Michaels, TJ Maxx, Stein Mart	1990

PGGM Joint Venture
02/02/15	Argonne Village	Lakeville	MN	109,869	26,304	6.61%	100%	Roundy's (subleased to Cub Foods)	2005

IRC-NARE Joint Venture
02/12/15	1300 Meacham Road (2)	Schaumburg	IL	—	4,500	(3)	(3)	(3)	(3)

				224,773	$54,221

Property Dispositions

Date	Property	City	State	Approx. Ground Lease Sq. Ft. (3)	Sales Price	Gain on Sale

Consolidated Portfolio
02/26/15	Mokena Marketplace (partial)	Mokena	IL	4,305	$5,325	$1,434

				4,305	$5,325	$1,434

Development Property Dispositions

Date	Property	City	State	Acres	Sales Price	Gain on Sale (4)

TTDI Joint Venture
01/16/15	Tanglewood Pavilion	Elizabeth City	NC	1.1	$515	$72

				1.1	$515	$72

(1)
The cap rate disclosed is as of the time of acquisition and is calculated by dividing the forecasted net operating income ("NOI") by the purchase price. Forecasted NOI is defined as forecasted net income for the twelve months following the acquisition of the property, calculated in accordance with U.S. GAAP, excluding straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense, less a vacancy factor to allow for potential tenant move-outs or defaults.

(2)	Our joint venture with North American Real Estate acquired land to develop three pad sites which will be ground lease or build-to-suit opportunities.

(3)	The sales price of these properties includes square footage subject to ground leases. Ground lease square footage is not included in our GLA.

(4)	Amounts shown are our pro-rata share.

25

Development Pipeline as of March 31, 2015

Project / Entity	Major Tenants	Anticipated Construction Completion Date	Estimated Budget Costs	Estimated IRC Equity to be Invested	Project Costs to Date	IRC Equity Invested to Date	Projected GLA upon completion	Development Costs psf (completed projects)
Active Development Projects
Pulaski Promenade Chicago, IL INP Retail LP (1)	Michaels, Ross Dress for Less, Marshall's, Shoe Carnival, PetSmart	Q4 2015	26,458	3,871	12,252	3,848	133,281	—
Tanglewood Pavilion Elizabeth City, NC IRC/Thompson Thrift	TJ Maxx, Ross Dress for Less, Hobby Lobby, Wal-Mart(non-owned)	Q4 2015	22,126	3,945	5,989	3,945	157,847	—
Shoppes at Rainbow Landing Rainbow City, AL Consolidated	Publix	Q4 2015	12,679	12,679	5,303	5,303	64,759	—
1300 Meacham Road Schaumburg, IL IRC/NARE	None	Q3 2016	8,500	8,075	4,534	4,378	10,000-18,000	—
Southshore Shopping Center Boise, ID Consolidated	Gordmans, Albertsons (non-owned)	—	—	—	5,910	5,910	106,972	—

Redevelopment Projects
Joliet Commons Ph I & II Joliet, IL Consolidated	Dick's Sporting Goods, DSW Shoe Warehouse	Q3 2015	6,630	6,630	133	133	—	—
Dunkirk Square Maple Grove, MN Consolidated	Hobby Lobby	Q3 2015	1,600	1,600	28	28	—	—

Land Held for Development
Savannah Crossing Aurora, IL TMK/Inland Aurora Venture LLC	Wal-Mart (non-owned), Walgreens (non-owned)	—	—	—	2,067	—	—	—
North Aurora Towne Centre North Aurora, IL Consolidated	Best Buy, Target (non-owned), JC Penney (non-owned)	—	—	—	12,171	12,171	—	—
Shops at Lakemoor Lakemoor, IL Consolidated	None	—	—	—	11,009	11,009	—	—

(1)    The estimated budget is shown net of approximately $5,900 of anticipated TIF proceeds, the final amount of which will be determined upon project completion.

26

Unconsolidated Joint Venture Summary as of March 31, 2015

Venture with PGGM Private Real Estate Fund (INP Retail LP)

Date	Property	City	State	GLA	IRC % Interest	IRC Investment
07/01/10	Mallard Crossing Shopping Center	Elk Grove Village	IL	82,920	55%	$2,509
07/01/10	Shannon Square Shoppes	Arden Hills	MN	97,638	55%	5,351
07/01/10	Woodland Commons	Buffalo Grove	IL	170,034	55%	3,669
08/30/10	Point at Clark	Chicago	IL	95,455	55%	5,551
10/25/10	Diffley Marketplace	Egan	MN	71,903	55%	3,789
01/11/11	Joffco Square	Chicago	IL	95,204	55%	4,900
03/01/11	Byerly's Burnsville	Burnsville	MN	72,339	55%	1,855
03/08/11	Shops of Plymouth Town Center	Plymouth	MN	84,003	55%	(766)
06/02/11	Red Top Plaza	Libertyville	IL	151,840	55%	4,750
06/02/11	Village Ten Shopping Center	Coon Rapids	MN	211,472	55%	1,741
09/19/11	Stuart's Crossing	St. Charles	IL	85,529	55%	(819)
09/21/11	Champlin Marketplace	Champlin	MN	91,970	55%	3,094
11/09/11	Quarry Retail	Minneapolis	MN	281,472	55%	(3,333)
11/15/11	Caton Crossings	Plainfield	IL	83,792	55%	(1,392)
11/18/11	Woodfield Plaza	Schaumburg	IL	177,160	55%	(5,399)
11/29/11	Brownstones Shopping Center	Brookfield	WI	137,816	55%	4,401
12/07/11	Elston Plaza	Chicago	IL	87,946	55%	3,921
12/15/11	Turfway Commons	Florence	KY	105,471	55%	2,047
02/21/12	Riverdale Commons	Coon Rapids	MN	231,753	55%	(1,004)
02/24/12	Silver Lake Village	St. Anthony	MN	162,737	55%	8,165
02/29/12	Stone Creek Towne Center	Cincinnati	OH	142,824	55%	6,592
04/10/12	Four Flaggs	Niles	IL	325,972	55%	9,261
04/13/12	Woodbury Commons	Woodbury	MN	116,196	55%	6,096
12/11/12	Westgate	Fairview Park	OH	241,838	55%	15,582
08/20/13	Evergreen Promenade	Evergreen Park	IL	92,488	55%	1,931
09/11/13	Capitol and 124th Shopping Center	Wauwatosa	WI	54,204	55%	5,456
09/11/13	Pilgrim Village	Menomonee Falls	WI	31,331	55%	4,965
09/11/13	Timmerman Plaza	Milwaukee	WI	40,343	55%	2,598
10/08/13	Cedar Center South	University Heights	OH	136,080	55%	3,251
12/19/13	Fort Smith Pavilion	Fort Smith	AR	280,568	55%	5,274
06/30/14	Newport Pavilion	Newport	KY	205,053	55%	19,134
08/19/14	Princess City Plaza	Mishawaka	IN	172,181	55%	15,633
09/10/14	Pulaski Promenade (1)	Chicago	IL	—	55%	3,413
02/02/15	Argonne Village	Lakeville	MN	109,869	55%	14,517

				4,527,401		$156,733

Development Joint Venture with TMK Development (TMK/Inland Aurora Venture, LLC)

Date	Property	City	State	Acres	IRC % Interest	IRC Investment
01/05/06	Savannah Crossing	Aurora	IL	5 Acres	40%	$(310)

1)
Our joint venture with PGGM acquired vacant land to develop approximately 133,000 square feet of retail space through a development partnership that is 80% pre-leased to Marshall's, Ross Dress for Less, Michaels, PetSmart and Shoe Carnival.

27

Unconsolidated Joint Venture Summary as of March 31, 2015

Joint Venture with Inland Private Capital Corporation ("IPCC") (IRC/IREX Venture II, LLC)

Date	Property (1)	City	State	GLA	IRC % Interest	IRC Investment
03/19/14	Mountain View Square	Wausau	WI	86,584	13%	$1,444
10/14/14	Family Dollar Portfolio (2)	Various	Various	97,076	3%	188
10/14/14	Family Dollar Portfolio (3)	Various	Various	113,788	10%	735

				297,448		$2,367

IPCC Joint Venture Property Status

Property (1)	Location	% DST Ownership	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the three months ended March 31, 2015
Mountain View Square	Wausau, WI	87%	$143	$20
Family Dollar Portfolio (2)	Various	97%	225	71
Family Dollar Portfolio (3)	Various	90%	274	17

			$642	$108

1)
These properties are not consolidated because upon the first sale of equity interest by the joint venture through a private placement offering with respect to a particular property, the Company begins accounting for its equity interest in that property under the equity method of accounting.

2)
This portfolio includes twelve Family Dollar stores, located in Fruitland Park, FL, Bell, FL, Ocala, FL, Citrus Springs, FL, Phenix City, AL, Ponchatoula, LA, Oklahoma City, OK, Tulsa, OK, Salisbury, NC, King George, VA, Farmington, NY and Independence, KY.

3)
This portfolio includes fourteen Family Dollar stores, located in Rice, TX, Fort Worth, TX, Bremond, TX, Sardis, GA, McDonough, GA, Leesburg, GA, Mableton, GA, Macon (Mercer), GA, Clarkston, GA, Columbus, GA, Macon (Rocky Creek), GA, Huber Heights, OH, Pacolet, SC, Chaffee, MO.

28

Investment Properties as of March 31, 2015

As of March 31, 2015, we owned fee simple interests in 101 investment properties (excluding properties owned by unconsolidated joint ventures). Total properties are comprised of 12 single-user retail properties, 35 Neighborhood Retail Centers, 26 Community Centers, 27 Power Centers and 1 Lifestyle Center. These investment properties are located in the states of Alabama (1), Florida (1), Illinois (66), Indiana (5), Minnesota (18), Nebraska (1), Ohio (2) and Wisconsin (7). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single-User
Carmax	Schaumburg	IL	93,333	12/98	1998	100%	Carmax
Carmax	Tinley Park	IL	94,518	12/98	1998	100%	Carmax
Cub Foods	Hutchinson	MN	60,208	01/03	1999	100% (3)	Cub Foods (3)
Freeport Commons	Freeport	IL	24,049	12/98	1998	100%	Staples
Fresh Market	Lincolnshire	IL	20,414	10/12	2013	100%	The Fresh Market
Glendale Heights Retail	Glendale Heights	IL	68,879	09/97	1997	100% (3)	Dominick's (3)
Mosaic Crossing	West Chicago	IL	78,271	01/98	1990/2013	100%	Old Time Pottery
Park Square Outlot	Brooklyn Park	MN	5,620	08/02	1998	100%	None
PetSmart	Gurnee	IL	25,692	04/01	1997	100%	PetSmart
Pick 'N Save	Waupaca	WI	63,780	03/06	2002	100%	Pick 'N Save
Roundy's	Menomonee Falls	WI	103,611	11/10	2010	100%	Super Pick 'N Save
Verizon	Joliet	IL	4,504	05/97	1995	100%	None

Neighborhood Retail Centers
22nd Street Plaza Outlot	Oakbrook Terrace	IL	9,970	11/97	1985/2004	100%	None
Big Lake Town Square	Big Lake	MN	67,858	01/06	2005	96%	Coborn's Super Store
Brunswick Market Center	Brunswick	OH	119,540	12/02	1997/1998	97% (3)	Buehler's Fresh Foods
Cliff Lake Centre	Eagan	MN	74,182	09/99	1988	96%	None
Cobbler Crossing	Elgin	IL	102,643	05/97	1993	92%	Jewel Osco
Downers Grove Market	Downers Grove	IL	103,419	03/98	1998	93%	Angelo Caputo's
Dunkirk Square	Maple Grove	MN	89,340	09/99	1998	28%	Dollar Tree
Eastgate Center	Lombard	IL	129,101	07/98	1959/2000	83% (3)	Ace Hardware, Illinois Dept. of Employment
Edinburgh Festival	Brooklyn Park	MN	91,563	10/98	1997	95%	Festival Foods
Elmhurst City Centre	Elmhurst	IL	39,090	02/98	1994	100%	Walgreens (4)
Forest Lake Marketplace	Forest Lake	MN	93,853	09/02	2001	95% (3)	Cub Foods
Grand Hunt Center Outlot	Gurnee	IL	21,194	12/96	1996	100%	None
Hammond Mills	Hammond	IN	78,801	05/99 12/98	1998/1999/2011	100%	Food 4 Less
Hickory Creek Market Place	Frankfort	IL	55,831	08/99	1999	90%	Goodwill
Iroquois Center	Naperville	IL	140,981	12/97	1983	67%	Planet Fitness, Xilin Association
Maple View	Grayslake	IL	105,642	03/05	2000/2005	98%	Jewel Osco
Medina Marketplace	Medina	OH	92,446	12/02	1956/1999/ 2010	98%	Giant Eagle
Mundelein Plaza	Mundelein	IL	16,803	03/96	1990	100%	None
Nantucket Square	Schaumburg	IL	56,981	09/95	1980	91%	Go Play/Kidtown USA
Oak Forest Commons	Oak Forest	IL	108,563	03/98	1998	82%	Food 4 Less, O'Reilly Auto Parts
Oak Forest Commons III	Oak Forest	IL	7,424	06/99	1999	24%	None
Plymouth Collection	Plymouth	MN	45,915	01/99	1999	100%	Golf Galaxy
Ravinia Plaza	Orland Park	IL	101,605	10/06	1990	98%	Whole Foods Market, Pier 1 Imports, Eva's Bridal
Regal Showplace	Crystal Lake	IL	89,928	03/05	1998	100%	Regal Cinemas
Rose Plaza	Elmwood Park	IL	24,204	11/98	1997	100%	Binny's Beverage Depot
Schaumburg Plaza	Schaumburg	IL	61,282	06/98	1994	90%	Jo-Ann, Party City
Shoppes at Mill Creek	Palos Park	IL	102,422	03/98	1989	100%	Jewel Osco
Shops at Cooper's Grove	Country Club Hills	IL	72,518	01/98	1991	18%	None
Six Corners Plaza	Chicago	IL	80,596	10/96	1966/2005	96%	L.A. Fitness, Fallas
St. James Crossing	Westmont	IL	49,994	03/98	1990	81%	None
Townes Crossing	Oswego	IL	105,989	08/02	1988	87%	Jewel Osco
Wauconda Crossings	Wauconda	IL	90,167	08/06	1997	97% (3)	Dominick's (3), Walgreens
Wauconda Shopping Center	Wauconda	IL	34,286	05/98	1988	88%	Dollar Tree
Westriver Crossings	Joliet	IL	32,452	08/99	1999	90%	None
Woodland Heights	Streamwood	IL	120,436	06/98	1956/1997	94%	Jewel Osco, U.S. Postal Service

29

Investment Properties as of March 31, 2015

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Community Centers
Apache Shoppes	Rochester	MN	60,780	12/06	2005/2006	100%	Trader Joe's, Chuck E. Cheese's
Aurora Commons	Aurora	IL	126,088	01/97	1988/2013	70%	Ross Dress for Less, Dollar Tree, Fallas
Bergen Plaza	Oakdale	MN	262,525	04/98	1978	65%	Cub Foods, Dollar Tree
Bohl Farm Marketplace	Crystal Lake	IL	97,287	12/00	2000	98%	Dress Barn, Barnes & Noble, Buy Buy Baby
Burnsville Crossing	Burnsville	MN	97,210	09/99	1989/2010	95%	PetSmart, Becker Furniture World
Chatham Ridge	Chicago	IL	175,991	02/00	1999	100%	Food 4 Less, Marshall's, Anna's Linens
Chestnut Court	Darien	IL	172,918	03/98	1987/2009	96%	X-Sport Fitness, Tuesday Morning, Jo-Ann, Oakridge Hobbies & Toys, Ross Dress for Less, Salvation Army Family Store
Goldenrod Marketplace	Orlando	FL	91,497	12/13	2013	92%	LA Fitness, Marshall's
Greentree Centre & Outlot	Racine	WI	169,268	02/05	1990/1993	94%	Pick 'N Save, K-Mart
Hawthorn Village Commons	Vernon Hills	IL	98,806	08/96	1979	94%	Dollar Tree, Hobby Lobby
Lansing Square	Lansing	IL	56,613	12/96	1991	31%	None
Marketplace at Six Corners	Chicago	IL	116,941	11/98	1997	100%	Jewel Osco, Marshall's
Mokena Marketplace	Mokena	IL	49,058	03/14	2008	76%	Party City, PetSmart
Orchard Crossing	Ft. Wayne	IN	130,131	04/07	2008	85%	Gordmans, Dollar Tree
Park Avenue Centre	Highland Park	IL	64,943	06/97	1996/2005	100%	Staples, TREK Bicycle Store, Illinois Bone and Joint
Park Center	Tinley Park	IL	132,288	12/98	1988	81%	Charter Fitness, Chuck E. Cheese's, Old Country Buffet, Sears Outlet
Park St. Claire	Schaumburg	IL	83,259	05/97 12/96	1994/1996	100% (3)	Dominick's (3)
Shingle Creek Center	Brooklyn Center	MN	39,146	09/99	1986	93% (3)	None
Shops at Orchard Place	Skokie	IL	159,091	12/02	2000	98%	DSW Shoe Warehouse, Ulta, Pier 1 Imports, Petco, Walter E Smithe, Party City, Nordstrom Rack
Skokie Fashion Square	Skokie	IL	84,857	12/97	1984/2010	100%	Ross Dress for Less, Produce World
Skokie Fashion Square II	Skokie	IL	7,151	11/04	1984/2010	100%	None
Thatcher Woods Center	River Grove	IL	187,710	04/02	1969/1999	86%	Walgreens, Hanging Garden Banquet, Binny's Beverage Depot, Sears Outlet, Dominick's (subleased to Rich's Fresh Market)
The Plaza	Brookfield	WI	107,952	02/99	1985	86%	CVS, Guitar Center, Hooters
Two Rivers Plaza	Bolingbrook	IL	57,900	10/98	1994	100%	Marshall's, Pier 1 Imports
University Center	St. Paul	MN	43,645	09/99	1998	100%	High School for the Recording Arts
Westbury Square	Huntsville	AL	114,904	03/15	1990	100% (3)	Michaels, TJ Maxx, Stein Mart

Power Centers
Baytowne Shoppes/Square	Champaign	IL	118,305	02/99	1993	100% (3)	Staples, PetSmart, Party City, Citi Trends, Ulta
Bradley Commons	Bourbonnais	IL	174,348	11/11	2007/2011	99%	Shoe Carnival, Ulta, Bed, Bath & Beyond, Dick's Sporting Goods, Petco
Crystal Point	Crystal Lake	IL	357,914	07/04	1976/1998/ 2012	97% (3)	Best Buy, K-Mart (3), Bed, Bath & Beyond, The Sports Authority, World Market, Ross Dress for Less, The Fresh Market
Deertrace Kohler	Kohler	WI	149,924	07/02	2000	98%	The Boston Store, TJ Maxx, Dollar Tree, Ulta, Jo-Ann
Deertrace Kohler II	Kohler	WI	24,292	08/04	2003/2004	100%	None
Joliet Commons	Joliet	IL	123,963	10/98	1995	100%	PetSmart, Barnes & Noble, Old Navy, Party City, Jo-Ann, BC Osaka Hibachi Grill
Joliet Commons Phase II	Joliet	IL	40,395	02/00	1999	42%	None
Mankato Heights Plaza	Mankato	MN	155,173	04/03	2002	96%	TJ Maxx, Michaels, Old Navy, Pier 1 Imports, Petco
Maple Park Place	Bolingbrook	IL	210,746	01/97	1992/2004	89%	X-Sport Fitness, The Sports Authority, Best Buy, Ross Dress for Less
Orland Park Place	Orland Park	IL	592,495	04/05	1980/1999	100%
K & G Superstore, Old Navy, Stein Mart, Tiger Direct, Barnes & Noble, DSW Shoe Warehouse, Bed, Bath & Beyond, Binny's Beverage Depot, Nordstrom Rack, Dick's Sporting Goods, Marshall's, Buy Buy Baby, HH Gregg, Ross Dress for Less, Penny Mustard Furnishings

Orland Park Place Outlots	Orland Park	IL	11,900	08/07	2007	100%	Dao
Orland Park Place Outlots II	Orland Park	IL	22,966	04/12	2007	91%	None
Park Place Plaza	St. Louis Park	MN	88,999	09/99	1997/2006	100%	Office Max, PetSmart
Pine Tree Plaza	Janesville	WI	186,523	10/99	1998	98%	Gander Mountain, TJ Maxx, Staples, Michaels, Old Navy, Petco
Prairie Crossings Shopping Center	Frankfort	IL	109,079	10/14	2003	99%	Office Depot, The Sports Authority, Bed, Bath & Beyond

30

Investment Properties as of March 31, 2015

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Randall Square	Geneva	IL	216,738	05/99	1999	92%	Marshall's, Bed, Bath & Beyond, PetSmart, Michaels, Party City, Old Navy
Rivertree Court	Vernon Hills	IL	308,610	07/97	1988/2011	98%	Best Buy, Discovery Clothing, TJ Maxx, Michaels, Harlem Furniture, Gordmans, Old Navy, Pier 1 Imports, Ross Dress for Less, Shoe Carnival
Rochester Marketplace	Rochester	MN	70,213	09/03	2001/2003	100%	Staples, PetSmart
Salem Square	Countryside	IL	116,992	08/96	1973/1985/ 2009	100%	TJ Maxx/Home Goods, Marshall's
Schaumburg Promenade	Schaumburg	IL	91,831	12/99	1999	100%	Ashley Furniture, DSW Shoe Warehouse, Destination XL
Shakopee Outlot	Shakopee	MN	12,285	03/06	2007	100%	None
Shakopee Valley Marketplace	Shakopee	MN	146,362	12/02	2000/2001	99%	Kohl's, Office Max
Shoppes at Grayhawk	Omaha	NE	81,000	02/06	2001/2004	82%	Michaels, Lowe's (5)
University Crossings	Granger	IN	111,651	10/03	2003	94%	Marshall's, Petco, Dollar Tree, Pier 1 Imports, Ross Medical Education Center, Babies R Us (5)
Valparaiso Walk	Valparaiso	IN	137,500	12/12	2005	99%	Best Buy, Michaels, Marshall's, Bed, Bath & Beyond
Warsaw Commons	Warsaw	IN	87,826	04/13	2012	94%	Dollar Tree, TJ Maxx, PetSmart, Ulta
Woodfield Commons E/W	Schaumburg	IL	208,148	10/98	1973/1975/ 1997/2007/ 2012	100%	Toys R Us, Discovery Clothing, REI, Hobby Lobby, Ross Dress for Less, Half Price Books

Lifestyle Centers
Algonquin Commons	Algonquin	IL	563,704	02/06	2004/2005	91% (3)	PetSmart, Office Max, Pottery Barn, Old Navy, DSW Shoe Warehouse, Discovery Clothing, Dick's Sporting Goods, Trader Joe's, Ulta, Charming Charlie, Ross Dress for Less, Gordmans

Total			10,567,739			92%

31

Investment Properties as of March 31, 2015

As of March 31, 2015, we owned fee simple interests in 33 investment properties through our unconsolidated joint ventures and we owned Delaware Statutory Trust interests in the 27 properties owned through our IPCC joint venture. Total properties are comprised of 26 single-user retail properties, 14 Neighborhood Retail Centers, 7 Community Centers and 13 Power Centers. These investment properties are located in the states of Alabama (1), Arkansas (1), Florida (4), Georgia (8), Illinois (11), Indiana (1), Kentucky (3), Louisiana (1), Minnesota (11), Missouri (1), North Carolina (1), New York (1), Ohio (4), Oklahoma (2), South Carolina (1), Texas (3), Virginia (1) and Wisconsin (5). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single-User (IPCC Joint Venture)
Family Dollar	Bell	FL	7,958	10/14	2014	100%	None
Family Dollar	Bremond	TX	8,320	10/14	2014	100%	None
Family Dollar	Chaffee	MO	8,320	10/14	2014	100%	None
Family Dollar	Citrus Springs	FL	7,958	10/14	2014	100%	None
Family Dollar	Clarkston	GA	7,958	10/14	2014	100%	None
Family Dollar	Columbus	GA	7,958	10/14	2014	100%	None
Family Dollar	Farmington	NY	7,647	10/14	2014	100%	None
Family Dollar	Fort Worth	TX	8,320	10/14	2014	100%	None
Family Dollar	Fruitland Park	FL	7,958	10/14	2013	100%	None
Family Dollar	Huber Heights	OH	7,958	10/14	2014	100%	None
Family Dollar	Independence	KY	7,958	10/14	2012	100%	None
Family Dollar	King George	VA	8,320	10/14	2014	100%	None
Family Dollar	Leesburg	GA	8,320	10/14	2013	100%	None
Family Dollar	Mableton	GA	7,958	10/14	2014	100%	None
Family Dollar	Macon (Mercer)	GA	8,804	10/14	2014	100%	None
Family Dollar	Macon (Rocky Creek)	GA	7,958	10/14	2014	100%	None
Family Dollar	McDonough	GA	7,647	10/14	2013	100%	None
Family Dollar	Ocala	FL	7,958	10/14	2014	100%	None
Family Dollar	Oklahoma City	OK	7,958	10/14	2014	100%	None
Family Dollar	Pacolet	SC	8,000	10/14	2013	100%	None
Family Dollar	Phenix City	AL	8,320	10/14	2013	100%	None
Family Dollar	Ponchatoula	LA	8,320	10/14	2013	100%	None
Family Dollar	Rice	TX	7,947	10/14	2014	100%	None
Family Dollar	Salisbury	NC	8,763	10/14	2013	100%	None
Family Dollar	Sardis	GA	8,320	10/14	2013	100%	None
Family Dollar	Turley	OK	7,958	10/14	2014	100%	None

Neighborhood Retail Centers
Argonne Village	Lakeville	MN	109,869	02/15	2005	100%	Roundy's (subleased to Cub Foods)
Byerly's Burnsville	Burnsville	MN	72,339	09/99	1988	100%	Byerly's Food Store, Erik's Bike Shop
Capitol and 124th Shopping Center	Wauwatosa	WI	54,204	09/13	1998/2012	100%	Wal-Mart, Petco
Caton Crossings	Plainfield	IL	83,792	06/03	1998	98%	Tony's Finer Foods
Champlin Marketplace	Champlin	MN	91,970	09/11	1999/2005	95%	Cub Foods
Diffley Marketplace	Egan	MN	71,903	10/10	2008	91%	Cub Foods
Elston Plaza	Chicago	IL	87,946	12/11	1983/2010	100%	Jewel Osco, O'Reilly Auto Parts
Mallard Crossing Shopping Center	Elk Grove Village	IL	82,920	05/97	1993	92% (3)	Food 4 Less (3)
Pilgrim Village	Menomonee Falls	WI	31,331	09/13	1984/2012	100%	Wal-Mart (5), Friends of Nature
Red Top Plaza	Libertyville	IL	151,840	06/11	1981/2008	90%	Jewel Osco
Shannon Square Shoppes	Arden Hills	MN	97,638	03/04 06/04	2003	90%	Cub Foods
Shops of Plymouth Town Center	Plymouth	MN	84,003	03/99	1991	100%	The Foursome, Inc., Cub Foods
Stuart's Crossing	St. Charles	IL	85,529	08/98	1999	98%	Jewel Osco
Timmerman Plaza	Milwaukee	WI	40,343	09/13	1965/2013	63%	Dollar Tree

Community Centers
Brownstones Shopping Center	Brookfield	WI	137,816	11/11	1989/2009	96%	Metro Market, TJ Maxx
Cedar Center South	University Heights	OH	136,080	10/13	1950/2006	81%	Tuesday Morning, Whole Foods Market, CVS, Dollar Tree
Evergreen Promenade	Evergreen Park	IL	92,488	08/13	2014	96%	Mariano's, PetSmart
Village Ten Shopping Center	Coon Rapids	MN	211,472	08/03	2002	98%	Dollar Tree, Life Time Fitness, Cub Foods
Woodbury Commons	Woodbury	MN	116,196	02/12	1992/2004/ 2012	97% (3)	Hancock Fabrics, Schuler Shoes, Dollar Tree, Becker Furniture World
Woodland Commons	Buffalo Grove	IL	170,034	02/99	1991	79%	Mariano's

32

Investment Properties as of March 31, 2015

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Community Centers (IPCC Joint Venture)
Mountain View Square	Wausau	WI	86,584	03/14	2000	100%	Kohl's

Power Centers
Fort Smith Pavilion	Fort Smith	AR	280,568	12/13	2009/2011	93%	Dick's Sporting Goods, Best Buy, Michaels, Books-A-Million, Old Navy, Shoe Carnival, Ulta, Bed Bath & Beyond, Petco
Four Flaggs	Niles	IL	325,972	11/02	1973/1998/ 2010	98% (3)	Fresh Farms, Party City, Marshall's, PetSmart, Office Depot, Old Navy, Global Clinic, Ashley Furniture, Sears Outlet, Jo-Ann, Shoe Carnival
Joffco Square	Chicago	IL	95,204	01/11	2008	100%	Bed, Bath & Beyond, Best Buy, Jo-Ann
Newport Pavilion	Newport	KY	205,053	06/14	2009	90%	Kroger (5), TJ Maxx, Dick's Sporting Goods, Michaels, PetSmart, Ulta
Point at Clark	Chicago	IL	95,455	06/10	1996	95%	DSW Shoe Warehouse, Marshall's, Michaels
Princess City Plaza	Mishawaka	IN	172,181	08/14	1998	99%	Gordmans, PetSmart, Dick's Sporting Goods, Old Navy, Shoe Carnival
Quarry Retail	Minneapolis	MN	281,472	09/99	1997	100%	Home Depot, Cub Foods, PetSmart, Office Max, Party City, Michaels
Riverdale Commons	Coon Rapids	MN	231,753	09/99	1999	100% (3)	Rainbow (3), The Sports Authority, Office Max, Petco, Party City, Home Goods, Michaels
Silver Lake Village	St. Anthony	MN	162,737	02/12	1996/2005	91% (3)	North Memorial Healthcare, Cub Foods, Wal-Mart (5)
Stone Creek Towne Center	Cincinnati	OH	142,824	02/12	2008	98%	Bed, Bath & Beyond, Best Buy, Old Navy
Turfway Commons	Florence	KY	105,471	12/11	1993/2007	97%	Babies 'R' Us, Half Price Books, Guitar Center, Michaels
Westgate	Fairview Park	OH	241,838	03/12	2007/2011	89%	Books-A-Million, Lowe's (5), Petco, Marshall's, Kohl's (5), Earth Fare
Woodfield Plaza	Schaumburg	IL	177,160	01/98	1992	92%	Kohl's, Barnes & Noble, Buy Buy Baby, David's Bridal

Total			4,824,849			95%

Total/Weighted Average			15,392,588			93%

(1)
Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(2)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name used in this table may be different than the tenant name on the lease.
(3)	Tenant has vacated their space but is still contractually obligated under their lease to pay rent.
(4)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.
(5)	Ground lease tenants, ground lease square footage is excluded from GLA as we do not own that square footage.

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